Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD.

(as of December 31, 2025)

Name	Jurisdiction
15375 Memorial Corporation	Delaware
Aguas Profundas, Limitada	Angola
Angola Deepwater Drilling Company (Offshore Services) Ltd	Bermuda
AngoSantaFe - Prestacao de Servicos Petroliferos, Limitada	Angola
Arcade Drilling AS	Norway
Asie Sonat Offshore Sdn. Bhd.	Malaysia
Challenger Minerals Inc.	California
Deepwater Drilling (Transocean Ghana) LTD	Ghana
Deepwater Drilling North Africa LLC - Free Zone	Egypt
Deepwater Pacific 1 Limited	Bermuda
Deepwater Supply Inc.	Delaware
Drillship Alonissos Owners Limited	Bermuda
Drillship Paros Owners Limited	Bermuda
Drillship Skyros Owners Limited	Bermuda
Entities Holdings, Inc.	Delaware
Global Marine Inc.	Delaware
Global Offshore Drilling Limited	Nigeria
GlobalSantaFe B.V.	Netherlands
GlobalSantaFe Denmark Holdings ApS	Denmark
GlobalSantaFe Drilling (N.A.) N.V.	Netherlands Antilles
GlobalSantaFe Drilling Company	Delaware
GlobalSantaFe Drilling Mexico, S. de R.L. de C.V.	Mexico
GlobalSantaFe Drilling Trinidad LLC	Delaware
GlobalSantaFe Drilling Venezuela, C.A.	Venezuela
GlobalSantaFe Financial Services (Luxembourg) S.a.r.l.	Luxembourg
GlobalSantaFe Group Financing Limited Liability Company	Hungary
GlobalSantaFe Hungary Services Limited Liability Company	Hungary
GlobalSantaFe International Drilling Corporation Limited	Bermuda
GlobalSantaFe International Drilling Limited	Bermuda
GlobalSantaFe International Services Limited	Bermuda
GlobalSantaFe Nederland B.V.	Netherlands
GlobalSantaFe Offshore Services Limited	Bermuda
GlobalSantaFe Operations (Mexico) LLC	Delaware
GlobalSantaFe Saudi Arabia Ltd.	Bermuda
GlobalSantaFe Services (BVI) Limited	Bermuda
GlobalSantaFe Services Netherlands B.V.	Netherlands
GlobalSantaFe Servicios de Venezuela, C.A.	Venezuela
GlobalSantaFe South America LLC	Delaware
GlobalSantaFe U.S. Holdings Inc.	Delaware

Exhibit 21

Name	Jurisdiction
GSF Leasing Services GmbH	Switzerland
Indigo Drilling Limited	Nigeria
Inteliwell Limited	England & Wales
Liquila DWA LLC	Hungary
Ocean Rig Management Limited	Bermuda
Ocean Rig Operations Limited	Bermuda
Ocean Rig UDW Limited	Bermuda
Offshore Ghana Transocean LTD	Ghana
Olympia Rig Angola Holding, S.A.	Angola
Olympia Rig Angola, Limitada	Angola
OR Norge Operations Inc.	Marshall Islands
Platform Capital N.V.	Netherlands Antilles
Platform Financial N.V.	Netherlands Antilles
Primelead Limited	Cyprus
PT SantaFe Subsea Indonesia	Indonesia
PT. Transocean Indonesia	Indonesia
R&B Falcon (A) Pty Ltd	Western Australia
R&B Falcon (Caledonia) Limited	England & Wales
R&B Falcon (U.K.) Limited	England & Wales
R&B Falcon Exploration Co., LLC	Oklahoma
Ranger Insurance Limited	Bermuda
RBF Rig Corporation, LLC	Delaware
Reading & Bates Coal Co., LLC	Nevada
Santa Fe Braun Inc.	Delaware
Santa Fe Construction Company	Delaware
Santa Fe Drilling Company of Venezuela, C.A.	California
Saudi Drilling Company Limited	Saudi Arabia
Sedco Forex International Limited	Bermuda
Servicios Petroleros Santa Fe, S.A.	Venezuela
Songa Offshore Delta Limited	Cyprus
Songa Offshore Drilling Limited	Cyprus
Songa Offshore Enabler Limited	Cyprus
Songa Offshore Encourage Limited	Cyprus
Songa Offshore Endurance Limited	Cyprus
Songa Offshore Equinox Limited	Cyprus
Songa Offshore Management Limited	Cyprus
Songa Offshore Pte. Ltd.	Singapore
Songa Offshore Rig 2 AS	Norway
Songa Offshore Rig 3 AS	Norway
Songa Offshore Saturn Limited	Cyprus
Songa Offshore SE	Cyprus
T. I. International Mexico, S. de R.L. de C.V.	Mexico

Exhibit 21

Name	Jurisdiction
TILAM Holdings Limited	Bermuda
Transocean Africa Drilling Limited	Bermuda
Transocean Aquila Limited	Bermuda
Transocean Asia Services Sdn. Bhd.	Malaysia
Transocean Asset Holdings 1 Limited	Bermuda
Transocean Asset Holdings 2 Limited	Bermuda
Transocean Asset Holdings 3 Limited	Bermuda
Transocean Atlas Limited	Bermuda
Transocean Barents ASA	Norway
Transocean Brasil Ltda.	Brazil
Transocean Britannia Limited	Bermuda
Transocean Canada Drilling Services Ltd.	Nova Scotia
Transocean Cayman Management Services Limited	Cayman Islands
Transocean Conqueror Limited	Bermuda
Transocean Conqueror Opco LLC	Delaware
Transocean Corporate Services Limited	Cayman Islands
Transocean Cyprus Capital Management Public Limited	Cyprus
Transocean Deepwater Drilling Services Limited	Bermuda
Transocean Deepwater Holdings Limited	Bermuda
Transocean Deepwater Inc.	Delaware
Transocean Deepwater Mauritius	Mauritius
Transocean Deepwater Seafarer Services Limited	Bermuda
Transocean Discoverer 534 LLC	Delaware
Transocean Drilling Enterprises S.a r.l.	Luxembourg
Transocean Drilling Namibia Limited	Bermuda
Transocean Drilling Offshore S.a r.l.	Luxembourg
Transocean Drilling Sdn. Bhd.	Malaysia
Transocean Drilling Services (India) Private Limited	India
Transocean Drilling U.K. Limited	Scotland
Transocean Eastern Pte. Ltd.	Singapore
Transocean Employee Support Fund	Texas
Transocean Enabler Financing Limited	Bermuda
Transocean Enabler Limited	Bermuda
Transocean Encourage Financing Limited	Bermuda
Transocean Encourage Limited	Bermuda
Transocean Entities Holdings GmbH	Switzerland
Transocean Explorer Services, LLC	Delaware
Transocean Finance Limited	Bermuda
Transocean Financing (Cayman) Limited	Bermuda
Transocean Guardian Limited	Bermuda
Transocean Holdings 1 Limited	Bermuda
Transocean Holdings 2 Limited	Bermuda

Exhibit 21

Name	Jurisdiction
Transocean Holdings 3 Limited	Bermuda
Transocean Hungary Holdings LLC	Hungary
Transocean Hungary Ventures LLC	Hungary
Transocean Innovation Labs Ltd.	Bermuda
Transocean International Holdings Limited	Bermuda
Transocean International Limited	Bermuda
Transocean International Resources, Limited	Bermuda
Transocean Investments Holdings LLC	Delaware
Transocean Investments S.a r.l.	Luxembourg
Transocean Ltd.	Switzerland
Transocean Management Services GmbH	Switzerland
Transocean Minerals Holdings Limited	Bermuda
Transocean Norway Operations AS	Norway
Transocean Offshore (North Sea) Ltd.	Bermuda
Transocean Offshore Deepwater Drilling Inc.	Delaware
Transocean Offshore Deepwater Holdings Limited	Bermuda
Transocean Offshore Gulf of Guinea II Limited	Bermuda
Transocean Offshore Gulf of Guinea VII Limited	Bermuda
Transocean Offshore Gulf of Guinea XIII Limited	Bermuda
Transocean Offshore International Limited	Bermuda
Transocean Offshore International Ventures Limited	Bermuda
Transocean Offshore Limited	Delaware
Transocean Offshore PR Limited	Bermuda
Transocean Offshore USA Inc.	Delaware
Transocean Onshore Support Services Limited	Scotland
Transocean Pontus Limited	Bermuda
Transocean Poseidon Limited	Bermuda
Transocean Poseidon Opco, Inc.	Delaware
Transocean Proteus Limited	Bermuda
Transocean Proteus Opco LLC	Delaware
Transocean Quantum Management Limited	Bermuda
Transocean Rig 140 Limited	Bermuda
Transocean Sedco Forex Ventures Limited	Bermuda
Transocean Sentry Limited	Bermuda
Transocean Services (India) Private Limited	India
Transocean Services AS	Norway
Transocean Skyros Limited	Bermuda
Transocean Spitsbergen ASA	Norway
Transocean SPSF Holdings Limited	Bermuda
Transocean Sub Asset Holdings 1 Limited	Bermuda
Transocean Sub Asset Holdings 2 Limited	Bermuda
Transocean Sub Asset Holdings 3 Limited	Bermuda

Exhibit 21

Name	Jurisdiction
Transocean Support Services Limited	Bermuda
Transocean Support Services Nigeria Limited	Nigeria
Transocean Support Services Private Limited	India
Transocean Technical Services Egypt LLC	Egypt
Transocean Titan Financing Limited	Bermuda
Transocean U.S. Holdings LLC	Delaware
Transocean UK Limited	England & Wales
Transocean Voyager 1 Limited	Bermuda
Transocean Worldwide Limited	Bermuda
Triton Aquila GmbH	Switzerland
Triton Atlas GmbH	Switzerland
Triton Capital I GmbH	Switzerland
Triton Capital II GmbH	Switzerland
Triton Capital Mexico GmbH	Switzerland
Triton Corcovado LLC	Hungary
Triton Financing LLC	Hungary
Triton Gemini GmbH	Switzerland
Triton Holdings Limited	Bermuda
Triton Hungary Asset Management LLC	Hungary
Triton Hungary Investments 1 Limited Liability Company	Hungary
Triton Industries Limited	Bermuda
Triton KG2 GmbH	Switzerland
Triton Management Services LLC	Hungary
Triton Mykonos LLC	Hungary
Triton Nautilus Asset Leasing GmbH	Switzerland
Triton Nautilus Asset Management LLC	Hungary
Triton Poseidon GmbH	Switzerland
Triton Quantum I GmbH	Switzerland
Triton Quantum II GmbH	Switzerland
Triton Quantum Rig Holdings GmbH	Switzerland
Triton Titan GmbH	Switzerland
Triton Voyager Asset Leasing GmbH	Switzerland
TRM Holdings Limited	Bermuda
TSSA - Servicos de Apoio, Lda.	Angola